EXHIBIT 99.3

AMENDED AND RESTATED BY-LAWS

OF

HENRY BROS. ELECTRONICS, INC.

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ARTICLE I - OFFICES

1. Registered Office

The registered office shall be established and maintained in the State of Delaware in the designated offices of the United Corporate Services or similar company selected by the Corporation.

2. Principal Office

The principal office of the Corporation shall be located at 17-01 Pollitt Drive, Fair Lawn, New Jersey07410 until relocated to another place as selected by the Corporation's board of directors.

ARTICLE II - SHAREHOLDERS

1. Place of Meetings.

Meetings of shareholders shall be held at the principal office of the Corporation, or at such other places within or without the State of Delaware as the board shall authorize.

2. Annual Meetings.

The annual shareholders’ meeting for the election of directors and the transaction of other business shall be held annually during the fifth full month following the end of the Corporation’s fiscal year on such date and time as the board may fix, at which time the shareholders shall elect a board of directors and transact such other business as may properly come before the meeting.

3. Special Meetings.

Special meetings of the shareholders may be called at any time by a majority of the Whole Board or by the president. The term “Whole Board” shall mean the directors that the Corporation would have if there were no vacancies in the board of directors. Shareholders of the Corporation shall not be entitled to call special meetings of shareholders.

4. Notice of Meetings.

Written notice of each meeting of shareholders, whether annual or special, stating the time when and place where it is to be held, shall be served either personally, or by mail. Such notice shall be served not less than ten (10) nor more than sixty (60) days before the meeting, upon each shareholder of record entitled to vote at such meeting, and to any other shareholder to whom the giving of notice may be required by law. Notice of a special meeting shall also state the purpose or purposes for which the meeting is called, and shall indicate that it is being issued by the person calling the meeting. If, at any meeting, action is proposed to be taken that would, if taken, entitle shareholders to receive payment for their shares, the notice of such meeting shall include a statement of that purpose and to that effect. If mailed, such notice shall be directed to each such shareholder at his address, as it appears on the records of the shareholders of the Corporation, unless he shall have previously filed with the secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which event, it shall be mailed to the address designated in such request.

5. Waiver.

Notice of any meeting need not be given to any shareholder who submits a signed waiver of notice either before or after a meeting. The attendance of any shareholder at a meeting, in person or by proxy, shall constitute a waiver of notice by such shareholder.

6. Fixing Record Date.

For the purpose of determining the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purposes of determining shareholders entitled to receive payment of any dividend or the allotment of any rights, or for the purpose of any other action, the board shall fix, in advance, a date as the record date for any such determination of shareholders. Such date shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. If no record date is fixed, it shall be determined in accordance with the provisions of law.

7. Quorum.

     (a) Except as otherwise provided by the Certificate of Incorporation, at all meetings of shareholders of the Corporation, the presence at the commencement of such meetings, in person or by proxy, of shareholders holding a majority of the total number of shares of the Corporation then issued and outstanding on the records of the Corporation and entitled to vote, shall be necessary and sufficient to constitute a quorum for the transaction of any business. If a specified time of business is required to be voted on by a class or classes, the holder of a majority of the shares of such class or classes shall constitute a quorum for the transaction of such specified item of business. The withdrawal of any shareholder after the commencement of a meeting shall have no effect on the existence of a quorum, after a quorum has been established at such meeting.

     (b) Despite the absence of a quorum at any annual or special meeting of shareholders, the shareholders, by a majority of the votes cast by the holders of shares entitled to vote thereon, may adjourn the meeting.

8. Voting.

(a) Except as otherwise provided by statute or by the Certificate of Incorporation,

                    (1) directors shall be elected by a plurality of the votes cast; and

                    (2) all other corporate action to be taken by vote of the shareholders, shall be authorized by a majority of votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon.

     (b) Except as otherwise provided by statute or by the Certificate of Incorporation, at each meeting of shareholders, each holder of record of shares of the Corporation entitled to vote, shall be entitled to vote for each share of stock registered in his name on the books of the Corporation.

     (c) Each shareholder entitled to vote or to express consent or dissent without a meeting, may do so by proxy; provided, however, that the instrument authorizing such proxy to act shall have been executed in writing by the shareholder himself, or by his attorney-in-fact duly authorized in writing. No proxy shall be voted or acted upon after three (3) years, unless the proxy shall specify the length of time it is to continue in force. The proxy shall be delivered to the secretary at the meeting and shall be filed with the records of the Corporation. Every proxy shall be revocable at the pleasure of the shareholder executing it, unless the proxy states that it is irrevocable, except as otherwise provided by law.

     (d) Any action that may be taken by vote may be taken without a meeting on written consent. Such action shall constitute action by such shareholders with the same force and effect as if the same had been approved at a duly called meeting of shareholders and evidence of such approval signed by all of the shareholders shall be inserted in the minute book of the Corporation.

     (e) A complete list of the shareholders entitled to vote at the ensuing election, arranged in alphabetical order, with the address of each, and the number of shares held by each, shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten days prior to, the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present.

9. Notice of Shareholder Business and Nominations.

     (a) Certain Matters Pertaining to Shareholder Business and Nominations.

                    (1) Unless otherwise determined by a vote of the board, or for nominations or other business to be properly brought before an annual meeting by a shareholder, or for nominations to be properly brought before a special meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation and, in the case of other business to be brought before an annual meeting, such other business must otherwise be a proper matter for shareholder action. To be timely, a shareholder's notice pertaining to an annual meeting must be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the fifty-fifth (55th) day nor earlier than the close of business on the seventy-fifth (75th) day prior to the first anniversary of the date on which the Corporation first mailed its proxy materials for the preceding year's annual meeting ("Anniversary Date"); provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after the Anniversary Date, notice by the shareholder to be timely must be so delivered (a) not later than the close of business on the fifty-fifth (55th) day nor earlier than the close of business on the seventy-fifth (75th) day prior to the Anniversary Date or (b) by the close of business on the tenth (10th) day following the day on which public announcement of the date of such annual meeting is first made by the Corporation. To be timely, a shareholders' notice pertaining to a special meeting held for the purpose of electing one or more directors to the Board of Directors must be delivered to the Secretary at the principal executive offices of the Corporation (a) not later than the close of business on the fifty-fifth (55th) day nor earlier than the close of business on the seventy-fifth (75th) day prior to such special meeting date or (b) by the close of business on the tenth (10th) day following the day on which public announcement of the date of such special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting is first made.

                    (2) Such shareholder's notice for an annual meeting or a special meeting shall set forth: (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the shareholder proposes to bring before the annual meeting, a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Corporation's books, and of such beneficial owner, (ii) the class and number of shares of the Corporation that are owned beneficially and held of record by such shareholder and such beneficial owner, and (iii) whether either such shareholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Corporation's voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation's voting shares to elect such nominee or nominees.

                    (3) Notwithstanding anything in paragraph A(1) of this Section to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least seventy (70) days prior to the Anniversary Date (or, if the annual meeting is held more than thirty (30) days before or sixty (60) days after the Anniversary Date, at least seventy (70) days prior to such annual meeting), a shareholder's notice required by this Section shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

     (b) General.

                    (1) Only such persons who are nominated in accordance with the procedures set forth in this Section shall be eligible to be nominated for election by a shareholder of the Corporation and only such other business shall be conducted at an annual meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section. Except as otherwise provided by law or these By-Laws, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any other business proposed to be brought before a meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section and, if any proposed nomination or other business is not in compliance herewith, to declare that such defective proposal or nomination shall be disregarded.

                    (2) For purposes of this Section, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                    (3) Notwithstanding the foregoing provisions of this Section, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section shall be deemed to affect any rights (i) of shareholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any class or series of preferred stock of the Corporation then outstanding to elect directors under specified circumstances.

ARTICLE III - BOARD OF DIRECTORS

1. Number.

The number of the directors of the Corporation shall range from three (3) to fifteen (15), until or unless otherwise determined by a vote of the board.

2. Election.

Except as may otherwise be provided herein or in the Certificate of Incorporation, the members of the board need not be shareholders and shall be elected by a majority of the votes cast at a meeting of shareholders, by the holders of the shares entitled to vote in the election.

3. Term of Office.

Each director shall hold office until the annual meeting of the shareholders next succeeding his election, and until his successor is elected and qualified, or until his prior death, resignation or removal.

4. Duties and Powers.

The board shall be responsible for the control and management of the affairs, property and interests of the Corporation, and may exercise all powers of the Corporation, except those powers expressly conferred upon or reserved to the shareholders.

5. Annual Meetings.

Regular annual meetings of the board shall be held immediately following the annual meeting of shareholders or if no such meeting of shareholders is held in that year, then when so fixed by the board but no later than June 30th of each year.

6. Regular Meetings and Notice.

The board may provide by resolution for the holding of regular meetings of the board of directors, and may fix the time and place thereof.

Notice of regular meetings shall not be required to be given and, if given, need not specify the purpose of the meeting; provided, however, that in case the board shall fix or change the time or place of any regular meeting, notice of such action be given to each director who shall not have been present at the meeting at which such action was taken within the time limited, and in the manner set forth in Section 7 of this Article III, unless such notice shall be waived.

7. Special Meetings and Notice.

     (a) Special meetings of the board shall be held whenever called by the president or one of the directors, at such time and place as may be specified in the respective notices or waivers of notice thereof.

     (b) Notice of special meetings shall be mailed directly to each director, addressed to him at the address designated by him for such purpose or at his usual place of business, at least two (2) business days before the day on which the meeting is to be held, or delivered to him personally or given to him orally, not later than the business day before the day on which the meeting is to be held.

     (c) Notice of a special meeting shall not be required to be given to any director who shall attend such meeting, or who submits a signed waiver of notice.

8. Chairman.

At all meetings of the board, the chairman, if present, shall preside. If there shall be no chairman, or he shall be absent, then the president shall preside. In his absence, the chairman shall be chosen by the directors present.

9. Quorum and Adjournments.

     (a) At all meetings of the board, the presence of a majority of the entire board shall be necessary to constitute a quorum for the transaction of business, except as otherwise provided by law, by the Certificate of Incorporation, or by these By-Laws. Participation of any one or more members of the board by means of a conference telephone or similar communications equipment, allowing all persons participating in the meeting to hear each other at the same time, shall constitute presence in person at any such meeting.

     (b) A majority of the directors present at any regular or special meeting, although less than a quorum, may adjourn the same from time to time without notice, until a quorum shall be present.

10. Manner of Acting.

     (a) At all meetings of the board, each director present shall have one vote.

     (b) Except as otherwise provided by law, by the Certificate of Incorporation, or these By-Laws, the action of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board. Any action authorized, in writing, by all of the directors entitled to vote thereon and filed with the minutes of the Corporation shall be the act of the board with the same force and effect as if the same had been passed by unanimous vote at a duly called meeting of the board.

11. Vacancies.

Any vacancy in the board of directors resulting from an increase in the number of directors to more than three or the death, resignation, disqualification, removal or inability to act of any director, shall be filled for the unexpired portion of the term by a majority vote of the remaining directors, though less than a quorum, at any regular meeting or special meeting of the board called for that purpose.

12. Resignation.

Any director may resign at any time by giving written notice to the board, the president or the secretary of the corporation. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the board or such officer, and the acceptance of such resignation shall not be necessary to make it effective.

13. Removal.

Any director may be removed, with or without cause, at any time by the holders of a majority of the shares then entitled to vote at an election of directors, at a special meeting of the shareholders called for that purpose, and may be removed for cause by action of the board.

14. Compensation.

Directors shall receive such compensation the board determines to be appropriate and shall be reimbursed for reasonable expenses incurred in the performance of their services to the Corporation. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

15. Contracts.

Except as otherwise provided by statute or the rules and regulations of the American Stock Exchange (or such other market or exchange that the Corporation’s securities are traded on):

     (a) No contract or other transaction between this Corporation and any other business shall be affected or invalidated, nor shall any director be liable in any way by reason of the fact that a director of this Corporation is interested in, or is a director, officer, or is financially interested in such other business; provided, however, such fact is disclosed to the board.

     (b) Any director may be a party to or may be interested in any contract or transaction of this Corporation individually, and no director shall be liable in any way by reason of such interest; provided, however, that the fact of such participation or interest be disclosed to the board and that the board shall authorize or ratify such contract or transaction by the vote (not counting the vote of any such director) of a majority of the quorum, notwithstanding the presence of any such director at the meeting at which such action is taken. Such director may be counted in determining the presence of a quorum at such meeting. This Section shall not be construed to invalidate or in any way affect any contract or other transaction which would otherwise be valid under the law applicable thereto.

16. Committees.

The board, by resolution adopted by a majority of the entire board, may from time to time designate from among its members an executive committee and such other committees, and alternate members thereof, as they deem desirable, each constituting of two or more members, with such powers and authority (to the extent permitted by law) as may be provided in such resolution. Each such committee shall remain in existence at the pleasure of the board. Participation of any one or more members of a committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time, shall constitute a director's presence in person at any such meeting. Any action authorized in writing by all of the members of a committee and filed with the minutes of the committee shall be the act of the committee with the same force and effect as if the same had been passed by unanimous vote at a duly called meeting of the committee.

ARTICLE IV - OFFICERS

1. Number and Qualifications.

The officers of the Corporation shall consist of a chief executive office, president, one or more vice presidents, a secretary, a treasurer, and any assistant secretary and/or treasurer and such other officers, including a chairman of the board, as and if the board of directors may from time to time deem advisable. Any officer other than the chairman of the board may be, but is not required to be, a director of the Corporation. Any two or more offices may be held by the same person.

2. Election.

The officers of the Corporation shall be elected by the board at the regular annual meeting of the board following the annual meeting of shareholders or if no annual meeting of shareholders has occurred, at a time and date fixed in advance by the board.

3. Term of Office.

Each officer shall hold office until the annual meeting of the board next succeeding his election, and until his successor shall have been elected and qualified, or until his death, resignation or removal.

4. Resignation.

Any officer may resign at any time by giving written notice thereof to the board, the president or the secretary of the corporation. Such resignation shall take effect upon receipt thereof by the board or by such officer, unless otherwise specified in such written notice. The acceptance of such resignation shall not be necessary to make it effective.

5. Removal

Any officer, whether elected or appointed by the board, may be removed by the board, either with or without cause, and a successor elected by the board at any time.

6. Vacancies.

A vacancy in any office by reason of death, resignation, inability to act, disqualification, or any other cause, may at any time be filled for the unexpired portion of the term by the board.

7. Duties.

Unless otherwise provided by the board, officers of the corporation shall each have such powers and duties as generally pertain to their respective offices, such powers and duties as may be set forth in these by-laws, and such powers and duties as may be specifically provided for by the board.

8. Sureties and Bonds.

At the request of the board, any officer, employee or agent of the corporation shall execute for the corporation a bond in such sum, and with such surety as the board may direct, conditioned upon the faithful performance of his duties to the corporation, including responsibility for negligence and for the accounting for all property, funds or securities of the corporation which may come into his hands.

9. Shares of Other Corporations.

Whenever the Corporation is the holder of shares of any other corporation, any right or power of the Corporation as such shareholder shall be exercised on behalf of the Corporation in such manner as the board may authorize.

10. Indemnification.

The Corporation shall indemnify each of its directors, officers, and employees whether or not then in service as such (and his or her executor, administrator and heirs), against all damages recovered and reasonable expenses actually and necessarily incurred by him or her in connection with the defense of any litigation to which the individual may have been made a party because he or she is or was a director, officer or employee of the Corporation as provided by the Corporation's Certificate of Incorporation.

ARTICLE V - SHARES OF STOCK

1. Certificates and Uncertificated Shares.

     (a) The certificates representing shares in the Corporation shall be in such form as shall be approved by the board and shall be numbered and registered in the order issued. They shall bear the holder's name and the number of shares, and shall be signed by (i) the chairman of the board or the vice chairman of the board or the president or a vice president, and (ii) the secretary or treasurer, or any assistant secretary or assistant treasurer, and shall bear the corporate seal.

     (b) Neither certificates representing shares nor uncertificated shares shall be issued until they are fully paid for.

     (c) The board may authorize the issuance of certificates for fractions of a share or uncertificated fractional shares, either of which shall entitle the holder to exercise voting rights, receive dividends and participate in liquidating distributions, in proportion to the fractional holdings.

     (d) The Corporation may issue any shares of stock authorized hereunder in uncertificated or book-entry form, as permitted under Delaware law, and all shares regardless of the form, shall be entered on the books of the Corporation.

2. Lost or Destroyed Certificates.

Upon notification of the loss or destruction of one or more certificates representing shares of the Corporation by its holder, the Corporation may issue new certificates in place of any certificates previously issued by it, and alleged to have been lost or destroyed. Upon production of evidence of loss or destruction, in such forms as the board in its sole discretion may require, the board may require the owner of the lost or destroyed certificates to provide the Corporation with a bond in such sum as the board may direct, and with such surety as may be satisfactory to the board, to indemnify the Corporation against any claims, loss, liability or damage it may suffer on account of the issuance of new certificates. A new certificate may be issued without requiring any such evidence or bond when, in the judgment of the board, it is proper to do so.

3. Transfers of Shares.

     (a) Transfers of shares of the Corporation represented by certificates may be made on the share records of the Corporation solely by the holder of such records, in person or by a duly authorized attorney, upon surrender for cancellation of the certificates representing such shares, with an assignment or power of transfer endorsed thereon or delivered therewith, duly executed and with such proof of the authenticity of the signature, and the authority to transfer and the payment of transfer taxes as the Corporation or its agents may require.

     (b) The Corporation shall be entitled to treat the holder of record of any shares as the absolute owner thereof for all purposes and shall not be bound to recognize any legal, equitable or other claim to, or interest in, such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

     (c) Transfer of uncertificated shares of stock shall be made on the books of the Corporation only upon receipt of proper transfer instructions from the registered owner of the uncertificated shares, an instruction from an approved source duly authorized by such owner or from an attorney lawfully constituted in writing. No transfer of stock shall be valid as against the Corporation for any purposes until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

     (d) The Corporation shall be entitled to impose such restrictions on the transfer of shares as may be necessary for the purpose of electing or maintaining certain statuses under the Internal Revenue Code, securing or maintaining any other tax advantage to the Corporation and/or to assure compliance with any applicable corporate or securities law.

4. Record Date.

In lieu of closing the share records of the Corporation, the board may fix, in advance, a date not less than ten (10) days and not more than sixty (60) days, as the record date for the determination of shareholders entitled to receive notice of, and to vote at, any meeting of shareholders, or to consent to any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividends, or allotment of any rights, or for the purpose of any other action. If no record date is fixed, the record date for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day immediately preceding the day on which notice is given, or, if no notice is given, the day on which the meeting is held; the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the resolution of the directors relating thereto is adopted. When a determination of shareholders of record entitled to notice of or to vote at any meeting of shareholders has been made as provided for herein, such determination shall apply to any adjournment thereof, unless the directors fix a new record date for the adjourned meeting.

ARTICLE VI - DIVIDENDS

Subject to this Certificate of Incorporation and to applicable law, dividends may be declared and paid out of any funds available therefor, as often, in such amount, and at such time or times as the board may determine. Before payment of any dividend, there may be set aside out of the net proceeds of the Corporation available for dividends, such sum or sums as the board, from time to time, in its sole discretion, deems proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purposes as the board shall think conducive to the interests of the Corporation, and the board may modify or abolish any such reserve.

ARTICLE VII - FISCAL YEAR

The fiscal year of the Corporation shall run from January 1 through December 31, unless another fiscal year is fixed by the board, subject always to applicable law.

ARTICLE VIII - CORPORATE SEAL

The corporate seal, if any, shall be in such form as shall be approved from time to time by the board.

ARTICLE IX - AMENDMENTS

All by-laws of the Corporation shall be subject to revision, amendment or repeal, and new bylaws may be adopted from time to time, by a majority of the members of the board of directors or a majority vote of the shareholders who are at such time entitled to vote in the election of directors.